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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                       0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                 125 South Dakota Avenue                        57104
                Sioux Falls, South Dakota                    (Zip Code)
         (Address of principal executive offices)


                                 (605) 978-2908
              (Registrant's telephone number, including area code)








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Item 5.        Other Events and Regulation FD Disclosure

On July 14, 2004, NorthWestern Corporation (the "Company") announced that it had reached a tentative agreement to settle a class action lawsuit filed on behalf of former shareholders of The Montana Power Company. The Company was named as a defendant due to the fact that it purchased The Montana Power, L.L.C., which the plaintiffs claim is a successor to The Montana Power Company. Settlement of the litigation, which is entitled McGreevey, et al. v. The Montana Power Company, et al, is subject to approval by the U.S. Bankruptcy Court and the U.S. District Court in Montana. The Company said that it expects to file a motion to approve the settlement agreement with the Bankruptcy Court in the next several weeks.

Under the terms of the settlement agreement, a total of $67 million will be paid by the insurance carriers covering the former Montana Power Company, Clark Fork and Blackfoot, L.L.C., Touch America and the Company, and their officers and directors. The agreement provides for a release of all claims against the insured companies and their insured officers and directors. Further, the plaintiffs agreed to dismiss with prejudice the claims against the third party purchasers. The allocation of the proceeds will be determined by the Touch America Bankruptcy Court.

The  Company  issued a press  release,  a copy of which is  attached  hereto  as
Exhibit 99.1 and incorporated herein by reference, announcing the Stipulation and Settlement Agreement.





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Item 7.            Financial Statements and Exhibits

EXHIBIT NO.        DESCRIPTION OF DOCUMENT
------------------ -------------------------------------------------------------

99.1* Press Release of NorthWestern Corporation dated July 14, 2004 regarding tentative settlement of Class Action Securities Litigation

* filed herewith





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:     /s/ Roger Schrum
                                            ------------------------------------
                                            Roger Schrum
                                            Vice President - Human Resources and
                                            Communications

Date:  July 14, 2004






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                                Index to Exhibits
                                -----------------

EXHIBIT NO.        DESCRIPTION OF DOCUMENT
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99.1*              Press Release of NorthWestern Corporation dated July 14, 2004 regarding  tentative  settlement  of Class Action  Securities
                   Litigation

* filed herewith